UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report		May 19, 2011
(Date of earliest event reported)

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266		85-0242376
(Commission File Number)		(I.R.S. Employer Identification Number)
1200 Trinity Drive, Los Alamos, New Mexico 87544
(Address of principal executive offices) (Zip Code)

(505) 662-5171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on May 19, 2011.  The voting results of the meeting are set forth in the press release attached hereto as Exhibit 99.1 and such information is incorporated by reference into this Item 5.07.

   Section 2—Financial Information

                Item 8.01.   Other Events

The Company issued a press release announcing the results of its annual meeting of shareholders as well as comments made by management at the annual meeting.  The press release is attached hereto as Exhibit 99.1. The presentation to the shareholders at the annual meeting is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements of Business Acquired.

None.

(b)        Pro Forma Financial Information.

None.

(d)        Exhibits.

99.1	Press Release dated May 20, 2011
99.2	Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: May 20, 2011	By:	/s/ William C. Enloe
          William C. Enloe, Chief Executive Officer